U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 16, 2006
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2.02 and 7.01:     RESULTS OF OPERATIONS AND FINANCIAL CONDITION; REGULATION FD DISCLOSURE

On August 16, 2006, the Registrant released its financial results for the fourth quarter and full fiscal year 2006.

A copy of the Registrant’s press release announcing the financial results as well as the schedule for a conference call and “web cast” on August 17, 2006 are attached as Exhibit 99 to this current report on Form 8-K.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

Exhibit 99	Press Release dated August 16, 2006, announcing CACI’s fourth quarter and fiscal year 2006 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

Date: August 16, 2006	By:	/s/ Arnold D. Morse

Arnold D. Morse
Senior Vice President,
Acting Director, Legal Division and Secretary